UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2006

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2200 Faraday Avenue, Suite 100, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 931-5500
6305 El Camino Real, Carlsbad, CA 92009
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01	Entry into a Material Definitive Agreement.
     Reference is made to Item 5.02 of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On July 17, 2006, we announced the appointment of Hanif I. Jamal as our Senior Vice President, Chief Financial Officer and Corporate Secretary, effective July 31, 2006. We have entered into an offer letter and change of control agreement with Mr. Jamal, and will enter into our standard form of indemnity agreement with Mr. Jamal, each of which is attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and all of which are incorporated herein by reference. Upon commencement of his employment with us, Mr. Jamal will receive a stock option to purchase 225,000 shares of our common stock pursuant to our 2000 Amended and Restated Equity Incentive Plan. Mr. Jamal’s change of control agreement provides that if Mr. Jamal’s employment with us is terminated, other than for cause, in connection with an acquisition of Dot Hill or similar corporate event, Mr. Jamal’s then remaining unvested stock and options will become fully vested and he will be entitled to a lump sum cash payment equal to 125% of his annual base salary then in effect.
     Also on July 17, 2006, we announced that Patrick E. Collins will resign from his position as our Chief Operating Officer, effective July 17, 2006, for personal reasons. Mr. Collins will continue his involvement with us on a consultancy basis pursuant to a consulting letter agreement, effective as of July 17, 2006. Pursuant to the consulting letter agreement, Mr. Collins will perform consulting services for us during a six-month period beginning as of July 17, 2006 for a consulting fee of $5,000 per week plus payments totaling up to $150,000 upon the achievement of certain milestones related to augmenting our outsourced supply chain model. Mr. Collins will be restricted from competing with us during the consulting period. The consulting period may be terminated early by either party with prior written notice, with or without cause, but in the event we terminate the consulting period early without cause, Mr. Collins will receive a lump sum payment equal to the lesser of $60,000 or the remaining amount he would have been eligible to receive if the consulting period continued for the full original six-month period.
     A copy of the July 17, 2006 press release announcing Mr. Jamal’s appointment and Mr. Collins’ departure is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Offer letter agreement dated July 5, 2006 between Dot Hill Systems Corp. and Hanif I. Jamal.

10.2	Change of Control Agreement dated July 14, 2006 between Dot Hill Systems Corp. and Hanif I. Jamal.

10.3	Form of Indemnity Agreement. (1)

99.1	Press release of Dot Hill Systems Corp. dated July 17, 2006.

(1)	Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on December 13, 2005 and incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

By:	/s/ Dana Kammersgard Dana Kammersgard
Chief Executive Officer, President and Director
Date: July 17, 2006

INDEX TO EXHIBITS
10.1	Offer letter agreement dated July 5, 2006 between Dot Hill Systems Corp. and Hanif I. Jamal.

10.2	Change of control agreement dated July 14, 2006 between Dot Hill Systems Corp. and Hanif I. Jamal.

10.3	Form of Indemnity Agreement. (1)

99.1	Press release of Dot Hill Systems Corp. dated July 17, 2006.

(1)	Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on December 13, 2005 and incorporated herein by reference.